Amedisys, Inc. www.amedisys.com NASDAQ: AMED May 2007 Exhibit 99.1

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking
statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially from those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and
Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its
management should be considered in light of those factors.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Management Team
•
William F. Borne - Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham - President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President since 2004
- General Health Systems
- Arthur Andersen
•
Dale E. Redman, CPA – Interim Chief Financial Officer
- Joined Amedisys in February 2007
- CFO of United Companies
- Ernst & Young

Corporate Overview
• Leading provider of home nursing services
• 290
1
locations primarily in the Southern and Southeastern United
States
• Services include skilled nursing and therapy
• Medicare accounts for approximately 91% of net service revenue
• Hospice care accounts for approximately 6% of net service revenue
1) Both home health and hospice; as of March 31, 2007

16
16
13
13
12
12
27
27
52
52
40
40
18
18
4
4
42
42
16
16
1
1
7
7
1
1
6
6
7
7
3
3
3
3
Our Locations
1
• Largest home nursing provider in the
Southern and Southeastern United
States
- 273 home nursing locations
(shown)
- 17 hospice locations
1) As of March 31, 2007
CON State
Non-CON State
1
1
4
4

Our Strategy
• Focus on Medicare-eligible patients
• Develop and deploy specialized nursing programs
• Expand disease management capabilities
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform

• Home health
care is a $62.8
billion
industry
•
Home nursing
is the
largest
segment
in the
home health
industry
• Medicare
spending for
home nursing
totaled $13.1
billion
in 2005
Home Health Care Spending
Home Health Industry Expenditures ($ billions)
Medicare
Home Nursing
$13.1
Home Nursing
(Commercial,
Medicaid &
Other)
$23.3
Home Nursing
$46.1
Infusion
Therapy
$5.5
Durable Medical
Equipment
$2.8
Respiratory
Therapy
$8.4
Hospice $9.7
Source:  Company Reports, CMS and CIBC World Markets Corp. estimates for 2005

Home Nursing Market
• Industry is highly fragmented
• 8,500 Medicare-certified nursing agencies
• Most are single-site, small local or regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
• Increased prevalence of chronic and co-morbid conditions

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Increased focus on start-ups
• Strong internal growth in episodic-based admissions
- Approximately 15% for Q1 2007
• Internal growth being driven by:

Start-Up Strategy
• Start-ups typically generate $1.5 - $2.0 million in run-rate revenue by the end of their second year of operations
• ~ 18 months to recoup the $250,000 - $350,000 investment
Yearly Start-Ups
8
13
25
40
36
0
10
20
30
40
2003 2004 2005 2006 2007
* Reported numbers are for home health start-ups
Completed
Projected

Acquisition Strategy
Disciplined approach
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for internal growth
• Target hospital-based and multi-site agencies
• Nine acquisitions over the last twelve months ended 5/1/2007; 23 agencies representing $39 million in revenues

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization:
- Real-time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care roll-out currently underway:
- Rolled out over 200 sites as of April 30, 2007
- Expect $1.0 - $1.5 million in quarterly savings by Q4 2007
- One-time cap ex investment of $9 - $10 million

Comprehensive Compliance Program
Local Level
• Clinical nurse review of
assessments
• Standardized care plans
• Physician
review/approval
• Weekly case conferences
• Monthly audits
• End of episode case
review
• Point-of-care system
enhances clinical
documentation accuracy
with real-time
assessment input
Regional Level Corporate Level
• Unannounced
compliance & billing
audits
• Regional directors
monitor compliance
status and resolve
errors
• Real-time monitoring
capability of local level
activity via point-of-
care system
• Semi-annual
clinical/compliance
reviews
• Compliance review of
metric variances
• Compliance manager
site visits
• Compliance training for
all employees
• Compliance concerns
hotline
• Annual Sarbanes-Oxley
audit

Medicare Prospective Payment System
• Implemented in October 2000
• Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
- Reviewed and updated annually
• Encourages efficient delivery of care
• Benefits high-quality/low-cost providers

Medicare Reimbursement
• CMS issued proposed reimbursement changes on April 27, 2007
- 60 day comment period
- Expands HHRG from 80 to 153
- Anticipated effective date of January 1, 2008
• We are currently modeling the proposal
- Multi component changes requiring complex modeling and testing
- May not comment until final rule is more clear

17 Financial Highlights • Increasing revenue • Expanding margins • Cash flow/low cap ex requirements • Consistent EPS growth • Strong balance sheet to fund future growth

Net Revenue And EPS
• Revenue of $541.1 million
in 2006; 41.8% year-over-year
growth
• Revenue of $153.6 million for
Q1 2007; 20.8%
quarter-over-quarter growth
• Fully-diluted EPS of $1.75
1
for
2006; 24.1% year-over-year
increase
• Fully-diluted EPS of $0.51 for
Q1 2007; 50.0% quarter-over-
quarter increase
1) Adjusted to exclude $0.03 charge for write-off of
deferred financing fees.
Annual Revenue
($ millions)
0
100
200
300
400
500
600
2004 2005 2006 1Q06 1Q07
EPS
$0.00
$0.50
$1.00
$1.50
$2.00
2004 2005 2006 1Q06 1Q07

EBITDA is net income before provision for income taxes, net interest expense, and depreciation and amortization.  EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance.  Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information.  Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.
($ millions, except per share data)
Summary Financial Results
2005
2006
1Q06
Net revenue
$381.6
$541.1
$127.2
Period-over-period growth
68.0%
41.8%
80.6%
Gross margin
218.5
305.7 71.4
Margin
57.3%
56.5%
56.2%
Operating income
50.1 65.7
12.7
Margin
13.1% 12.1%
10.0%
EBITDA
57.2
75.7 15.2
Margin
15.0% 14.0%
11.9%
Fully-diluted EPS
$1.41
$1.75
1
$0.34
Period-over-period growth 23.7%
24.1%
0.0%
1Q07
$153.6
20.8%
86.5
56.4%
20.7
13.5%
15.4%
$0.51
50.0%
1) Adjusted to exclude $0.03 charge for write-off of deferred financing fees.
23.6

Summary Performance Results
2005 2006
1Q06
Agencies
1
221
275
241
Period-over-period growth
24.4%
Completed Episodes
120,987
172,930
39,412
Period-over-period growth
42.9%
Episodic Based Admissions 81,462
108,140
26,496
Period-over-period growth
32.7%
Revenue per Episode
$2,567
$2,634
$2,649
Period-over-period growth
2.6%
Total Visits 2,364,887 3,437,881 812,544
Period-over-period growth
45.4%
1Q07
290
20.3%
47,942
21.6%
31,599
19.3%
(0.2%)
972,175
19.6%
$2,644
DSO
55.0
46.3 62.3
52.9
1) Inclusive of home health and hospice locations

Capitalization Summary
($ in thousands)
March 31, 2007
Cash and cash equivalents
$107,483
Total debt and capital lease obligations
6,334
Stockholders' equity
379,983
Total capitalization
$386,317
Net debt / LTM EBITDA
---

22 Guidance CY2007 Net revenue: $625 - $650 million EPS: $2.05 - $2.15 Diluted shares: 26.5 million

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Contact Information
•
Thomas J. Dolan
• SVP of Finance
• Amedisys, Inc.
• 5959 S. Sherwood Forest
Boulevard
• Baton Rouge, LA 70816
• Office – 225.292.2031
• Fax – 225.295.9624
• tdolan@amedisys.com
•
Dale Redman
• CFO
• Amedisys, Inc.
• 5959 S. Sherwood Forest
Boulevard
• Baton Rouge, LA 70816
• Office – 225.292.2031
• Fax – 225.295.9624
• dredman@amedisys.com